UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
______________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    February 27, 2018
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Fiesta Restaurant Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35373	90-0712224
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14800 Landmark Boulevard, Suite 500, Dallas, Texas		75254
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code (972) 702-9300

N/A
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On February 27, 2018, Fiesta Restaurant Group, Inc. (the "Company") and Danny K. Meisenheimer, the Company's Senior Vice President, Chief Operating Officer and President, Pollo Tropical, entered into an agreement (the "Agreement"). The term of the Agreement is effective December 31, 2018 (concurrent with the expiration of the agreement between the Company and Mr. Meisenheimer dated November 4, 2016) and continues until the date of Mr. Meisenheimer's termination of employment with the Company. The Agreement provides that upon termination of Mr. Meisenheimer's employment by the Company without Cause (as defined in the Agreement) or termination of Mr. Meisenheimer's employment by Mr. Meisenheimer with Good Reason (as defined in the Agreement), Mr. Meisenheimer is entitled to (i) an amount equal to one times Mr. Meisenheimer's highest annual base salary in effect prior to the date Mr. Meisenheimer's employment is terminated (plus interest equal to the Prime Rate (as defined in the Agreement) plus three percent, with such interest accruing from the date of termination of employment until the date of payment) and (ii) an amount equal to a pro rata portion of the aggregate bonus under the Company’s Executive Bonus Plan (as defined in the Agreement) for the year in which Mr. Meisenheimer’s employment is terminated (plus any earned and unpaid bonus amounts under the Company’s Executive Bonus Plan for the year prior to the year in which Mr. Meisenheimer's employment is terminated).

The foregoing summary of the Agreement is qualified in its entirety by reference to the full text of the Agreement, which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

10.1	Agreement dated as of February 27, 2018 by and between Fiesta Restaurant Group, Inc. and Danny K. Meisenheimer.+

+	Compensatory plan or arrangement

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIESTA RESTAURANT GROUP, INC.

Date: March 5, 2018

By: /s/ Maria C. Mayer
Name: Maria C. Mayer
Title: Senior Vice President, General Counsel and Secretary